Exhibit 99.1

Ernst & Young LLP Tel: +1 212 773 3000 One Manhattan West ey.com New York, NY 10001

Report of Independent Accountants on Applying Agreed-Upon Procedures

CoreVest Purchaser 2, LLC (“CoreVest”)
CoreVest American Finance Depositor LLC (the “Depositor”)
Goldman Sachs & Co. LLC
(collectively, the “Specified Parties”)

Re:	CoreVest American Finance 2022-P2 Trust (the “Issuing Entity”) Mortgage Pass-Through Certificates (the “Certificates”) Mortgage Loan and Sample Property Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loans and certain Mortgaged Properties (both as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 19 September 2022.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, provided us with:
a.	Certain electronic data files containing information relating to the Mortgage Loans (the “Mortgage Loan Data Files”) that are described in Attachment A,
b.
Certain electronic data files containing information relating to the Mortgaged Properties (the “Property Data Files,” together with the Mortgage Loan Data Files, the “Data Files”) that are described in Attachment A,

c.	Electronic copies of the files for the Mortgage Loans and certain Mortgaged Properties which contain copies of:
	i.	Various source documents relating to the Mortgage Loans (the “Mortgage Loan Source Documents”) and
ii.
Appraisal or desktop review reports (collectively, the “Appraisals”), broker price opinions (the “BPOs”) and building and unit description reports (the “Building and Unit Description Reports,” together with the Appraisals and BPOs, the “Property Source Documents”) relating to certain Mortgaged Properties,

d.
An electronic data file labeled “MSA List by Zip Code v7.xlsx” (the “MSA Support File,” together with the Property Source Documents, the “Property Sources”) which contains metropolitan statistical area information for certain zip codes,

e.
A schedule (the “Property Sampling Schedule”), certain information from which is shown on Exhibit 2 to Attachment A, that CoreVest, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan ID”) corresponding to certain fixed-rate mortgage loans,

f.
A list of characteristics on the Property Data Files (the “Property Sample Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Property Sources,

g.
A list of characteristics on the Mortgage Loan Data Files (the “Compared Mortgage Loan Characteristics”), which are listed on Exhibit 5 to Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Mortgage Loan Source Documents,

h.
A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to recalculate using information on the Data Files,

i.
A list of characteristics on the Mortgage Loan Data Files (the “Provided Mortgage Loan Characteristics”), which are listed on Exhibit 6 to Attachment A, on which CoreVest, on behalf of the Depositor, instructed us to perform no procedures,

j.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
k.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Subject Matter, Data Files, Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Property Sample Characteristics, Compared Mortgage Loan Characteristics, Recalculated Characteristics, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files.  We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular or any other information provided to us by CoreVest, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loans and Mortgaged Properties, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CoreVest, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans or Mortgaged Properties would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

19 September 2022

Attachment A Page 1 of 9

Background

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, indicated that:
a.	The primary assets of the Issuing Entity will be 60 fixed-rate mortgage loans (the “Mortgage Loans”) and
b.	The Mortgage Loans are secured by first liens on 1,191 mortgaged properties (the “Mortgaged Properties”) which consist of:
i.	802 single-family residential properties,
ii.	164 2-4 unit residential properties,
iii.	89 condominiums,
iv.	68 townhomes,
v.	57 multifamily properties and
vi.	11 mixed use properties.

Procedures performed and our associated findings

1.	CoreVest, on behalf of the Depositor, provided us with electronic data files:
a.
Labeled “Active Term Data Tape 2022-2 v44 - External.xlsm” and the corresponding record layout and decode information (“Preliminary Property Data File 1”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 1,163 mortgaged properties (the “Preliminary Properties 1”) that secure 56 mortgage loans (the “Preliminary Mortgage Loans 1”),

b.
Labeled “Active Term Data Tape 2022-2 v65 - External.xlsm” and the corresponding record layout and decode information (“Preliminary Property Data File 2”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 1,192 mortgaged properties (the “Preliminary Properties 2”) that secure 60 mortgage loans (the “Preliminary Mortgage Loans 2”) and

c.
Labeled “Active Term Data Tape 2022-2 v73 - External.xlsm” and the corresponding record layout and decode information (“Preliminary Property Data File 3,” together with Preliminary Property Data File 1 and Preliminary Property Data File 2, the “Preliminary Property Data Files,” which together with the Final Property Data File (as defined herein) comprise the Property Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating to 1,192 mortgaged properties (the “Preliminary Properties 3,” together with the Preliminary Properties 1 and Preliminary Properties 2, the “Preliminary Properties”) that secure 60 mortgage loans (the “Preliminary Mortgage Loans 3,” together with the Preliminary Mortgage
Loans 1 and Preliminary Mortgage Loans 2, the “Preliminary Mortgage Loans”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of:
a.	Preliminary Properties 1 from Preliminary Property Data File 1,
b.	Preliminary Properties 2 from Preliminary Property Data File 2 and
c.	Preliminary Properties 3 from Preliminary Property Data File 3 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.

Attachment A Page 2 of 9

1. (continued)

For each of the:
a.	16 Preliminary Mortgage Loans 1,
b.	23 Preliminary Mortgage Loans 2 and
c.	21 Preliminary Mortgage Loans 3
listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
i.	Multiply 25% by the number of Preliminary Properties which secure such Preliminary Mortgage Loan,
ii.	Round the value computed in i. above up to the nearest integer and
iii.	Select a random sample of Preliminary Properties from the applicable Preliminary Property Data File equal to the number computed in ii. above from the population of Preliminary Properties which:
1)	Secure such Preliminary Mortgage Loan and
2)	Have “Y” for the “Parent” characteristic, as shown on the applicable Preliminary Property Data File.

The application of the sample selection methodology described in the preceding paragraph of this Item resulted in the selection of:
a.	125 Preliminary Properties 1 from Preliminary Property Data File 1 (the “Sample Properties 1”),
b.	198 Preliminary Properties 2 from Preliminary Property Data File 2 (the “Sample Properties 2”) and
c.	138 Preliminary Properties 3 from Preliminary Property Data File 3 (the “Sample Properties 3,’’ together with the Sample Properties 1 and Sample Properties 2, the “Sample Properties”).

The Sample Properties are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties from the Preliminary Property Data Files or the basis for the inclusion of the:
a.	16 Preliminary Mortgage Loans 1,
b.	23 Preliminary Mortgage Loans 2 and
c.	21 Preliminary Mortgage Loans 3
on the Property Sampling Schedule.  We performed no procedures relating to any Preliminary Mortgage Loan that was not included on the Property Sampling Schedule.

For the purpose of the procedures described in this report, the:
a.	125 Sample Properties 1 are referred to as Sample Property Numbers 1 through 125,
b.	198 Sample Properties 2 are referred to as Sample Property Numbers 126 through 323 and
c.	138 Sample Properties 3 are referred to as Sample Property Numbers 324 through 461.

Attachment A Page 3 of 9

2.
For each Sample Property, we compared the characteristics listed on Exhibit 3 to Attachment A (the “Base Property Sample Characteristics”), as shown on the applicable Preliminary Property Data File, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

3.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2022-P2 v99.9 - External.xlsm” and the corresponding record layout and decode information (the “Final Property Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans and Mortgaged Properties as of the related due date of each Mortgage Loan in September 2022 (the “Cut-Off Date”).

We compared the property identification number (the “Property ID”) for each Sample Property, as shown on the applicable Preliminary Property Data File, to the corresponding Property ID, as shown on the Final Property Data File, and noted that:
a.	460 of the Mortgaged Properties included on the Final Property Data File were Sample Properties (the “Final Sample Properties”) and
b.	One Sample Property was not included on the Final Property Data File (the “Removed Sample Property”), which is shown on Exhibit 1 to Attachment A.

For the purpose of performing the comparison described above, CoreVest, on behalf of the Depositor, provided the decode table shown below, and instructed us to use the value shown in the “Updated Property ID” column for the Sample Property which corresponds to the “Property ID” that is shown in the “Property ID” column.

Property ID	Updated Property ID	Property ID	Updated Property ID
39829-5	39829-4	39829-8	39829-7
39829-6	39829-5	39829-9	39829-8
39829-7	39829-6	39829-10	39829-9

4.
For each Sample Property, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on the Final Property Data File, to the corresponding information that we identified in performing the procedures described in Item 2.  All such compared information was in agreement.

5.
For each Mortgaged Property, we compared the “closest MSA” characteristic (the “Closest MSA Property Sample Characteristic,” which together with the Base Property Sample Characteristics comprise the Property Sample Characteristics), as shown on the Final Property Data File, to the metropolitan statistical area information on the MSA Support File for the corresponding “zip code,” as shown on the Final Property Data File.  All such compared information was in agreement.

Attachment A Page 4 of 9

6.
CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Preliminary Mortgage Loan Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut‑Off Date.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

For each Mortgage Loan on the Preliminary Mortgage Loan Data File, we compared the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information located in the Mortgage Loan Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, assumptions and methodologies described in the notes to Exhibit 5 to Attachment A and the succeeding paragraph(s) of this Item.

The Mortgage Loan Source Document(s) that CoreVest, on behalf of the Depositor, instructed us to use for each Compared Mortgage Loan Characteristic are indicated on Exhibit 5 to Attachment A.  If more than one Mortgage Loan Source Document is listed for a Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Mortgage Loan Data File for the Compared Mortgage Loan Characteristic agreed with the corresponding information on at least one of the Mortgage Loan Source Documents that are listed for such Compared Mortgage Loan Characteristic on Exhibit 5 to Attachment A (except as described in the notes to Exhibit 5 to Attachment A).  We performed no procedures to reconcile any differences that may exist between various Mortgage Loan Source Documents for any of the Compared Mortgage Loan Characteristics listed on Exhibit 5 to Attachment A.

7.
As instructed by CoreVest, on behalf of the Depositor, we adjusted the information on the Preliminary Mortgage Loan Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to CoreVest.  The Preliminary Mortgage Loan Data File, as so adjusted, is hereinafter referred to as the “Updated Mortgage Loan Data File.”

8.
Subsequent to the performance of the procedures described in Items 6. and 7. above, CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Final Mortgage Loan Data File,” which together with the Preliminary Mortgage Loan Data File comprise the Mortgage Loan Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating the Mortgage Loans as of the Cut‑Off Date.

Using information on the:
a.	Final Mortgage Loan Data File and
b.	Updated Mortgage Loan Data File
for each Mortgage Loan, we compared each Compared Mortgage Loan Characteristic listed on Exhibit 5 to Attachment A, as shown on the Final Mortgage Loan Data File, to the corresponding information on the Updated Mortgage Loan Data File.  All such compared information was in agreement.

Attachment A Page 5 of 9

9.	Using the:
a.	First Payment Date and
b.	Initial Maturity Date,
as shown on the Final Mortgage Loan Data File, we recalculated the “Original Term to Maturity (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

10.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate (adjusted as described in the succeeding paragraph(s) of this Item, as applicable) and
c.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File, and assuming that each Mortgage Loan has a fixed level monthly payment, we recalculated the “Original Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan (as defined herein), which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of the “Original Amortization Term (months)” recalculation described above for each Mortgage Loan (except for any Interest Only Mortgage Loan), all of which have an “Interest Rate Accrual” of “Actual/360,” as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Final Mortgage Loan Data File, by twelve (12) and then multiply by a fraction equal to 365/360.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Amortization Term (months)” characteristic.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the preceding paragraph(s) of this Item.

11.
Using the “First Payment Date,” as shown on the Final Mortgage Loan Data File, we recalculated the “Seasoning (months)” of each Mortgage Loan as of the Cut‑Off Date.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 6 of 9

12.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate Accrual,
c.	Seasoning (months),
d.	IO Term (months),
e.	First Payment Date,
f.	Initial Maturity Date,
g.	Interest Rate and
h.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File, we recalculated the principal balance of each Mortgage Loan as of:
i.	The Cut‑Off Date (the “Cut-Off Date Principal Balance”) and
ii.	The “Initial Maturity Date” of the Mortgage Loan (the “Maturity Date Balance”),
assuming all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to:
a.	Ignore differences of +/- $1.00 or less and
b.
Recalculate the “Maturity Date Balance” as the aggregate principal balance that is scheduled to be paid on the “Initial Maturity Date” of the Mortgage Loan, including any principal component of the related “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, on the “Initial Maturity Date.”

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the preceding paragraph(s) of this Item.

13.
Using the “Cut-Off Date Principal Balance,” as shown on the Final Mortgage Loan Data File, we recalculated the “% of Pool” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 7 of 9

14.	Using the:
a.	Original Term to Maturity (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

15.	Using the:
a.	IO Term (months),
b.	Original Amortization Term (months) and
c.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan, which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining Amortization Term (months)” characteristic.

16.	Using the:
a.	IO Term (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining IO Term (months)” of each Mortgage Loan (except for any Amortizing Balloon Mortgage Loan (as defined herein), which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Amortizing Balloon Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining IO Term (months)” characteristic.

17.
Using the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, we recalculated the “Annualized Debt Service Payment ($)” of each Mortgage Loan as twelve (12) times the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

18.	Using the:
a.	Servicing Fee Rate,
b.	Distributed Ledger Fee Rate,
c.	Trustee/Note Administrator Fee Rate and
d.	CREFC® License Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Administrative Fee Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 8 of 9

19.	Using the:
a.	Interest Rate and
b.	Administrative Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Net Mortgage Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

20.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	Mortgage Loan UW NOI DSCR,
ii.	Mortgage Loan UW NCF DSCR,
iii.	NOI DSCR as of 6/30,
iv.	NCF DSCR as of 6/30,
v.	Mortgage Loan Cutoff NOI Debt Yield,
vi.	Mortgage Loan Cutoff NCF Debt Yield,
vii.	NCF Debt Yield as of 6/30,
viii.	Origination Date LTV Ratio,
ix.	Cut-Off Date LTV Ratio and
x.	Maturity Date LTV Ratio
of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to round the characteristics listed in i. through iv. above to two decimal places and the characteristics listed in v. through x. above to the nearest 1/10th of one percent.

21.	Using the:
a.	Original Yield Maintenance Period and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Current Yield Maintenance Period” of each Yield Maintenance Mortgage Loan (as defined herein).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Current Yield Maintenance Period” characteristic.

22.
Using the “Guarantor,” as shown on the Final Mortgage Loan Data File, we identified those Mortgage Loans that have at least one common “Guarantor” (the “Related Guarantor Loans”).  We compared the “Related Guarantor Loan” information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 9 of 9

23.
For each Mortgaged Property, we compared the “Closing Date Allocated Loan Amount” characteristic, as shown on the Final Property Data File, to the corresponding information in the loan agreement Mortgage Loan Source Document for the related Mortgage Loan and found all such compared information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

24.
Using the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the “Allocated Loan Amount %” of each Mortgaged Property.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.

25.	Using the:
a.	Cut-Off Date Principal Balance and
b.	Maturity Date Balance,
as shown on the Final Mortgage Loan Data File, and the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the principal balance of each Mortgaged Property as of the Cut-Off Date (the “Cut-Off Date Allocated Loan Amount”) and as of the “Initial Maturity Date” of the related Mortgage Loan (the “Maturity Date Allocated Loan Amount”), based on the calculation methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to allocate the “Cut-Off Date Principal Balance” and “Maturity Date Balance” of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, to the respective Mortgaged Properties that secure such Mortgage Loan on a pro-rata basis using the “Mortgage Loan Initial Funded Amount ($)” of the Mortgage Loans, as shown on the Final Mortgage Loan Data File, and “Closing Date Allocated Loan Amount” of the Mortgaged Properties, as shown on the Final Property Data File.

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties
1	37292	37292-2	X	106	40811	40811-17	X
2	37292	37292-13	X	107	40811	40811-11	X
3	37292	37292-15	X	108	40811	40811-5	X
4	37292	37292-7	X	109	40811	40811-22	X
5	37292	37292-11	X	110	40811	40811-28	X
6	38902	38902-17	X	111	40811	40811-8	X
7	38902	38902-6	X	112	40811	40811-27	X
8	38902	38902-51	X	113	40811	40811-21	X
9	38902	38902-47	X	114	40811	40811-7	X
10	38902	38902-1	X	115	41071	41071-3	X
11	38902	38902-2	X	116	41071	41071-6	X
12	38902	38902-31	X	117	41071	41071-8	X
13	38902	38902-29	X	118	41342	41342-18	X
14	38902	38902-27	X	119	41342	41342-9	X
15	38902	38902-32	X	120	41342	41342-4	X
16	38902	38902-52	X	121	41342	41342-19	X
17	38902	38902-43	X	122	41342	41342-22	X
18	38902	38902-16	X	123	41342	41342-6	X
19	38902	38902-26	X	124	41342	41342-12	X
20	39057	39057-2	X	125	41342	41342-14	X
21	39057	39057-15	X	126	39287	39287-20		X
22	39057	39057-8	X	127	39287	39287-1		X
23	39057	39057-14	X	128	39287	39287-13		X
24	39057	39057-6	X	129	39287	39287-21		X
25	39086	39086-1	X	130	39287	39287-10		X
26	39086	39086-2	X	131	39287	39287-8		X
27	39086	39086-7	X	132	39287	39287-12		X
28	39543	39543-6	X	133	39287	39287-14		X
29	39543	39543-9	X	134	39287	39287-6		X
30	39543	39543-1	X	135	39287	39287-4		X
31	39543	39543-8	X	136	39287	39287-19		X
32	39543	39543-3	X	137	39287	39287-7		X
33	39543	39543-4	X	138	39287	39287-5		X
34	39543	39543-10	X	139	39287	39287-16		X
35	39543	39543-2	X	140	39287	39287-9		X
36	39543	39543-11	X	141	39814	39814-20		X
37	39543	39543-5	X	142	39814	39814-18		X
38	39543	39543-7	X	143	39814	39814-11		X
39	39989	39989-54	X	144	39814	39814-15		X
40	39989	39989-36	X	145	39814	39814-4		X
41	39989	39989-30	X	146	39814	39814-9		X
42	39989	39989-8	X	147	39814	39814-14		X
43	39989	39989-5	X	148	39913	39913-3		X
44	39989	39989-45	X	149	39913	39913-1		X
45	39989	39989-33	X	150	39913	39913-2		X
46	39989	39989-31	X	151	40476	40476-4		X
47	39989	39989-9	X	152	40476	40476-3		X
48	39989	39989-19	X	153	40476	40476-2		X
49	39989	39989-22	X	154	40476	40476-1		X
50	39989	39989-18	X	155	40481	40481-5		X
51	39989	39989-34	X	156	40481	40481-4		X
52	39989	39989-11	X	157	40481	40481-1		X
53	40135	40135-1	X	158	40481	40481-2		X
54	40135	40135-6	X	159	40481	40481-3		X
55	40135	40135-12	X	160	40482	40482-2		X
56	40135	40135-5	X	161	40482	40482-3		X
57	40135	40135-13	X	162	40482	40482-1		X
58	40175	40175-4	X	163	40488	40488-2		X
59	40175	40175-42	X	164	40488	40488-1		X
60	40175	40175-12	X	165	40488	40488-3		X
61	40175	40175-3	X	166	40488	40488-4		X
62	40175	40175-36	X	167	40490	40490-3		X
63	40175	40175-31	X	168	40490	40490-2		X
64	40175	40175-35	X	169	40634	40634-1		X
65	40175	40175-26	X	170	40737	40737-3		X
66	40175	40175-17	X	171	40737	40737-1		X
67	40175	40175-24	X	172	40737	40737-2		X
68	40175	40175-25	X	173	40761	40761-8		X
69	40175	40175-15	X	174	40761	40761-7		X
70	40266	40266-37	X	175	40892	40892-1		X
71	40266	40266-55	X	176	40892	40892-4		X
72	40266	40266-34	X	177	40892	40892-2		X
73	40266	40266-36	X	178	40892	40892-11		X
74	40266	40266-70	X	179	40892	40892-5		X
75	40266	40266-24	X	180	40970	40970-3		X
76	40266	40266-5	X	181	40970	40970-2		X
77	40266	40266-49	X	182	40970	40970-1		X
78	40266	40266-52	X	183	41129	41129-14		X
79	40266	40266-59	X	184	41129	41129-16		X
80	40266	40266-72	X	185	41129	41129-19		X
81	40266	40266-17	X	186	41129	41129-7		X
82	40266	40266-25	X	187	41129	41129-17		X
83	40266	40266-26	X	188	41129	41129-3		X
84	40266	40266-42	X	189	41129	41129-10		X
85	40266	40266-8	X	190	41198	41198-30		X
86	40266	40266-1	X	191	41198	41198-26		X
87	40266	40266-78	X	192	41198	41198-47		X
88	40266	40266-79	X	193	41198	41198-6		X
89	40266	40266-46	X	194	41198	41198-53		X
90	40316	40316-9	X	195	41198	41198-7		X
91	40316	40316-13	X	196	41198	41198-35		X
92	40316	40316-20	X	197	41198	41198-46		X
93	40316	40316-6	X	198	41198	41198-1		X
94	40316	40316-2	X	199	41198	41198-36		X
95	40404	40404-14	X	200	41198	41198-3		X
96	40404	40404-6	X	201	41198	41198-40		X
97	40404	40404-10	X	202	41198	41198-19		X
98	40404	40404-16	X	203	41198	41198-37		X
99	40404	40404-5	X	204	41198	41198-29		X
100	40404	40404-4	X	205	41198	41198-42		X
101	40435	40435-5	X	206	41198	41198-15		X
102	40435	40435-6	X	207	41198	41198-48		X
103	40573	40573-3	X	208	41198	41198-50		X
104	40573	40573-4	X	209	41198	41198-54		X
105	40811	40811-9	X	210	41198	41198-51		X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties
211	41198	41198-17	X	316	41497	41497-37	X
212	41198	41198-31	X	317	41497	41497-13	X
213	41198	41198-21	X	318	41497	41497-32	X
214	41198	41198-43	X	319	41497	41497-47	X
215	41198	41198-39	X	320	41497	41497-7	X
216	41198	41198-24	X	321	41497	41497-21	X
217	41198	41198-10	X	322	41497	41497-53	X
218	41198	41198-49	X	323	41497	41497-22	X
219	41198	41198-33	X	324	18854	18854-5		X
220	41198	41198-22	X	325	18854	18854-3		X
221	41198	41198-18	X	326	18854	18854-4		X
222	41198	41198-14	X	327	18854	18854-6		X
223	41198	41198-16	X	328	37490	37490-47		X
224	41198	41198-12	X	329	37490	37490-44		X
225	41198	41198-34	X	330	37490	37490-27		X
226	41198	41198-27	X	331	37490	37490-35		X
227	41198	41198-20	X	332	37490	37490-45		X
228	41198	41198-45	X	333	37490	37490-14		X
229	41198	41198-44	X	334	37490	37490-7		X
230	41198	41198-25	X	335	37490	37490-53		X
231	41202	41202-23	X	336	37490	37490-17		X
232	41202	41202-4	X	337	37490	37490-51		X
233	41202	41202-12	X	338	37490	37490-18		X
234	41202	41202-10	X	339	37490	37490-42		X
235	41202	41202-9	X	340	37490	37490-29		X
236	41202	41202-25	X	341	37490	37490-13		X
237	41202	41202-17	X	342	39280	39280-1		X
238	41202	41202-16	X	343	39280	39280-4		X
239	41202	41202-14	X	344	39280	39280-9		X
240	41202	41202-7	X	345	39280	39280-7		X
241	41202	41202-19	X	346	39829	39829-3		X
242	41202	41202-1	X	347	39829	39829-9		X
243	41202	41202-22	X	348	39829	39829-8		X
244	41202	41202-21	X	349	39829	39829-4		X	X
245	41202	41202-13	X	350	39829	39829-2		X
246	41202	41202-6	X	351	39829	39829-7		X
247	41202	41202-20	X	352	39829	39829-6		X
248	41235	41235-5	X	353	39829	39829-10		X
249	41235	41235-2	X	354	39829	39829-5		X
250	41235	41235-6	X	355	40134	40134-1		X
251	41297	41297-2	X	356	40190	40190-7		X
252	41297	41297-1	X	357	40190	40190-2		X
253	41303	41303-33	X	358	40190	40190-5		X
254	41303	41303-27	X	359	40190	40190-3		X
255	41303	41303-16	X	360	40190	40190-6		X
256	41303	41303-9	X	361	40334	40334-13		X
257	41303	41303-2	X	362	40334	40334-5		X
258	41303	41303-30	X	363	40334	40334-17		X
259	41303	41303-14	X	364	40334	40334-10		X
260	41303	41303-3	X	365	40334	40334-14		X
261	41303	41303-17	X	366	40334	40334-7		X
262	41303	41303-23	X	367	40334	40334-19		X
263	41303	41303-19	X	368	40334	40334-4		X
264	41303	41303-13	X	369	40334	40334-9		X
265	41303	41303-1	X	370	40334	40334-21		X
266	41303	41303-24	X	371	40334	40334-15		X
267	41303	41303-18	X	372	40334	40334-6		X
268	41303	41303-25	X	373	40334	40334-18		X
269	41303	41303-29	X	374	40334	40334-11		X
270	41303	41303-10	X	375	40334	40334-16		X
271	41303	41303-32	X	376	40334	40334-3		X
272	41303	41303-5	X	377	40334	40334-8		X
273	41303	41303-22	X	378	40334	40334-2		X
274	41303	41303-8	X	379	40334	40334-22		X
275	41366	41366-10	X	380	40334	40334-12		X
276	41366	41366-16	X	381	40334	40334-1		X
277	41366	41366-8	X	382	40334	40334-20		X
278	41366	41366-6	X	383	40543	40543-1		X
279	41366	41366-7	X	384	40626	40626-1		X
280	41366	41366-13	X	385	40763	40763-12		X
281	41366	41366-4	X	386	40763	40763-10		X
282	41366	41366-14	X	387	40763	40763-1		X
283	41366	41366-3	X	388	40763	40763-8		X
284	41366	41366-1	X	389	40794	40794-7		X
285	41366	41366-15	X	390	40794	40794-12		X
286	41398	41398-38	X	391	40794	40794-4		X
287	41398	41398-34	X	392	40794	40794-5		X
288	41398	41398-36	X	393	40794	40794-10		X
289	41398	41398-33	X	394	40794	40794-2		X
290	41398	41398-5	X	395	40794	40794-8		X
291	41398	41398-17	X	396	40794	40794-1		X
292	41398	41398-45	X	397	40969	40969-1		X
293	41398	41398-28	X	398	40969	40969-4		X
294	41398	41398-37	X	399	40969	40969-12		X
295	41398	41398-9	X	400	40969	40969-9		X
296	41398	41398-42	X	401	40969	40969-19		X
297	41398	41398-26	X	402	40969	40969-10		X
298	41398	41398-21	X	403	40969	40969-11		X
299	41443	41443-9	X	404	41243	41243-1		X
300	41443	41443-32	X	405	41244	41244-1		X
301	41443	41443-18	X	406	41273	41273-2		X
302	41443	41443-13	X	407	41273	41273-1		X
303	41443	41443-34	X	408	41349	41349-36		X
304	41443	41443-15	X	409	41349	41349-10		X
305	41443	41443-8	X	410	41349	41349-21		X
306	41443	41443-7	X	411	41349	41349-7		X
307	41443	41443-12	X	412	41349	41349-19		X
308	41497	41497-42	X	413	41349	41349-2		X
309	41497	41497-25	X	414	41349	41349-24		X
310	41497	41497-56	X	415	41349	41349-5		X
311	41497	41497-28	X	416	41349	41349-25		X
312	41497	41497-30	X	417	41349	41349-12		X
313	41497	41497-19	X	418	41385	41385-1		X
314	41497	41497-5	X	419	41440	41440-106		X
315	41497	41497-26	X	420	41440	41440-95		X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Removed Sample Properties
421	41440	41440-26	X	442	41440	41440-20	X
422	41440	41440-39	X	443	41440	41440-73	X
423	41440	41440-33	X	444	41440	41440-108	X
424	41440	41440-34	X	445	41440	41440-87	X
425	41440	41440-7	X	446	41440	41440-27	X
426	41440	41440-70	X	447	41440	41440-56	X
427	41440	41440-44	X	448	41440	41440-59	X
428	41440	41440-114	X	449	41494	41494-3	X
429	41440	41440-76	X	450	41494	41494-1	X
430	41440	41440-18	X	451	41494	41494-2	X
431	41440	41440-42	X	452	41500	41500-7	X
432	41440	41440-66	X	453	41500	41500-11	X
433	41440	41440-63	X	454	41500	41500-27	X
434	41440	41440-92	X	455	41500	41500-5	X
435	41440	41440-85	X	456	41500	41500-18	X
436	41440	41440-72	X	457	41500	41500-8	X
437	41440	41440-15	X	458	41500	41500-24	X
438	41440	41440-96	X	459	41500	41500-1	X
439	41440	41440-10	X	460	41500	41500-26	X
440	41440	41440-8	X	461	41926	41926-1	X
441	41440	41440-82	X

Exhibit 2 to Attachment A

Property Sampling Schedule

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	37292
38902
39057
39086
39543
39989
40135
40175
40266
40316
40404
40435
40573
40811
41071
41342

Preliminary Mortgage Loans 2	39287
39814
39913
40476
40481
40482
40488
40490
40634
40737
40761
40892
40970
41129
41198
41202
41235
41297
41303
41366
41398
41443
41497

Exhibit 2 to Attachment A

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 3	18854
37490
39280
39829
40134
40190
40334
40543
40626
40763
40794
40969
41243
41244
41273
41349
41385
41440
41494
41500
41926

Exhibit 3 to Attachment A

Base Property Sample Characteristics and Property Source Documents

Base Property Sample Characteristic	Property Source Document(s)	Notes

Address (Street)	Appraisal or BPO	1., 2., 3.
City	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Date	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Type	Appraisal or BPO	1., 2., 4.
Cut-Off Date Value	(a) Appraisal or BPO or (b) Appraisal and recalculation	1., 2.
Number Bedrooms	(a) Appraisal, BPO or Building and Unit Description Report or (b) Appraisal or BPO and recalculation	1., 2., 5.
Number of Bathrooms	(a) Appraisal, BPO or Building and Unit Description Report or (b) Appraisal or BPO and recalculation	1., 2., 6.
Number of Units	Appraisal or BPO	1., 2.
Property Type	Appraisal or BPO	1., 2., 7.
State	Appraisal or BPO	1., 2.
Swimming Pool (Y/N)	Appraisal or BPO	1., 2., 8.
Total Square Footage	(a) Appraisal, BPO or Building and Unit Description Report or (b) Appraisal or BPO and recalculation	1., 2., 9.
Year Built	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 10.
Zip Code	Appraisal or BPO	1., 2., 11.

Notes:

1.
For certain Sample Properties for which CoreVest, on behalf of the Depositor, provided more than one Appraisal and/or BPO Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use the Appraisal and/or BPO Property Source Document with the most recent valuation date.

2.
With respect to certain Sample Properties, the applicable Property Source Document contains conflicting information relating to certain Base Property Sample Characteristics.  For such Sample Properties, CoreVest, on behalf of the Depositor, instructed us to note agreement if the information on the Property Data File for a Base Property Sample Characteristic agreed with any of the information on the corresponding Property Source Document which relates to such Base Property Sample Characteristic.  We performed no procedures to reconcile any conflicting information which exists on the Property Source Documents for any of the Base Property Sample Characteristics.

Exhibit 3 to Attachment A

Notes: (continued)

2. (continued)

Additionally, if more than one Property Source Document is listed for a Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Property Data File for the Base Property Sample Characteristic agreed with the corresponding information on at least one of the Property Source Documents that are listed for such Base Property Sample Characteristic.  We performed no procedures to reconcile any conflicting information that may exist between various Property Source Documents for any of the Base Property Sample Characteristics.

3.
For the purpose of comparing the “Address (Street)” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore differences that are due to truncation, abbreviation or punctuation.

4.
CoreVest, on behalf of the Depositor, indicated that the four possible values for the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic are “Appraisal,” “Exterior Appraisal,” “Exterior RAR” and “Interior RAR.”  For the purpose of comparing the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic for each Sample Property where the applicable Property Source Document did not specifically state “Appraisal,” “Exterior Appraisal,” “Exterior RAR” or “Interior RAR,” CoreVest, on behalf of the Depositor, instructed us to use “Exterior Appraisal.”

5.	For the purpose of comparing the “Number Bedrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number Bedrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number Bedrooms” for the Sample Property as the sum of the “Number Bedrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

Exhibit 3 to Attachment A

Notes: (continued)

6.	For the purpose of comparing the “Number of Bathrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number of Bathrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number of Bathrooms” for the Sample Property as the sum of the “Number of Bathrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

7.
For the purpose of comparing the “Property Type” Base Property Sample Characteristic for each Sample Property with an attached unit or a semi-attached unit with a design style of “row house,” “colonial,” “duplex” or “twin,” as shown in the applicable Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use “townhome.”

8.
For the purpose of comparing the “Swimming Pool (Y/N)” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state if the Sample Property has a swimming pool, CoreVest, on behalf of the Depositor, instructed us to use “N.”

9.	For the purpose of comparing the “Total Square Footage” Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Total Square Footage,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Total Square Footage” for the Sample Property as the sum of the “Total Square Footage” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

10.
For the purpose of comparing the “Year Built” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state the year built, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Year Built” of each Sample Property by subtracting the property age (in years), as shown in the applicable Property Source Document, from the year of the “Cut‑Off Date Valuation Date,” as shown on the Property Data File.

Exhibit 3 to Attachment A

Notes: (continued)

11.
For the purpose of comparing the “Zip Code” Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, instructed us to compare only the first five digits of the property zip code, as shown in the applicable Property Source Document.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 4 to Attachment A

Sample Property Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

1	Cut-Off Date Valuation Type	Interior RAR	Appraisal

2	Cut-Off Date Valuation Type	Interior RAR	Appraisal

3	Cut-Off Date Valuation Type	Interior RAR	Appraisal

4	Cut-Off Date Valuation Type	Interior RAR	Appraisal

5	Cut-Off Date Valuation Type	Interior RAR	Appraisal

6	Cut-Off Date Valuation Date	1/5/2022	4/19/2022

7	Cut-Off Date Valuation Date	1/5/2022	4/19/2022

9	Cut-Off Date Valuation Date	1/5/2022	4/19/2022

12	Cut-Off Date Valuation Date	1/1/2022	4/19/2022

13	Year Built	2006	2002

14	Cut-Off Date Valuation Date	1/1/2022	4/19/2022

16	Cut-Off Date Valuation Date	1/5/2022	4/19/2022

17	Cut-Off Date Valuation Date	1/5/2022	4/19/2022

18	Cut-Off Date Valuation Date	1/5/2022	4/19/2022

19	Cut-Off Date Valuation Date	1/5/2022	4/19/2022

25	Cut-Off Date Valuation Type	Interior RAR	Appraisal

26	Cut-Off Date Valuation Type	Interior RAR	Appraisal

27	Cut-Off Date Valuation Type	Interior RAR	Appraisal

30	Property Type	Mixed Use	Multifamily

31	Address (Street)	[Redacted]	[Redacted]

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

34	Address (Street)	[Redacted]	[Redacted]

35	Address (Street)	[Redacted]	[Redacted]

36	Cut-Off Date Value	$750,000.00	$900,000.00

58	Cut-Off Date Valuation Type	Interior RAR	Appraisal

59	Cut-Off Date Valuation Type	Interior RAR	Appraisal

60	Cut-Off Date Valuation Type	Interior RAR	Appraisal

61	Cut-Off Date Valuation Type	Interior RAR	Appraisal

62	Cut-Off Date Valuation Type	Interior RAR	Appraisal

63	Cut-Off Date Valuation Type	Interior RAR	Appraisal

64	Cut-Off Date Valuation Type	Interior RAR	Appraisal

65	Cut-Off Date Valuation Type	Interior RAR	Appraisal

66	Cut-Off Date Valuation Type	Interior RAR	Exterior Appraisal

67	Cut-Off Date Valuation Type	Interior RAR	Appraisal

68	Cut-Off Date Valuation Type	Interior RAR	Appraisal

69	Cut-Off Date Valuation Type	Interior RAR	Appraisal

90	Cut-Off Date Valuation Type	Interior RAR	Appraisal

91	Cut-Off Date Valuation Type	Interior RAR	Appraisal

92	Cut-Off Date Valuation Type	Interior RAR	Appraisal

93	Cut-Off Date Valuation Type	Interior RAR	Appraisal

94	Cut-Off Date Valuation Type	Interior RAR	Appraisal

106	Cut-Off Date Valuation Type	Interior RAR	Appraisal

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

108	Cut-Off Date Valuation Type	Interior RAR	Appraisal

109	Cut-Off Date Valuation Type	Interior RAR	Appraisal

113	Cut-Off Date Valuation Type	Interior RAR	Appraisal

114	Cut-Off Date Valuation Type	Interior RAR	Appraisal

126	Address (Street)	[Redacted]	[Redacted]

127	Address (Street)	[Redacted]	[Redacted]

128	Address (Street)	[Redacted]	[Redacted]

129	Address (Street)	[Redacted]	[Redacted]

130	Address (Street)	[Redacted]	[Redacted]

131	Address (Street)	[Redacted]	[Redacted]

132	Address (Street)	[Redacted]	[Redacted]

133	Address (Street)	[Redacted]	[Redacted]

134	Address (Street)	[Redacted]	[Redacted]

135	Address (Street)	[Redacted]	[Redacted]

136	Address (Street)	[Redacted]	[Redacted]

137	Address (Street)	[Redacted]	[Redacted]

138	Address (Street)	[Redacted]	[Redacted]

139	Address (Street)	[Redacted]	[Redacted]

140	Address (Street)	[Redacted]	[Redacted]

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

142	Address (Street)	[Redacted]	[Redacted]
	Number Bedrooms	1	4
	Number of Bathrooms	1	2
	Total Square Footage	420	1,646

164	Cut-Off Date Value	$1,175,000.00	$1,200,000.00

170	Address (Street)	[Redacted]	[Redacted]

171	Address (Street)	[Redacted]	[Redacted]

172	Address (Street)	[Redacted]	[Redacted]
	Total Square Footage	33,959	33,954

176	Address (Street)	[Redacted]	[Redacted]

177	Address (Street)	[Redacted]	[Redacted]

178	Address (Street)	[Redacted]	[Redacted]

184	Total Square Footage	1,218	1,184

190	Address (Street)	[Redacted]	[Redacted]

193	Address (Street)	[Redacted]	[Redacted]

194	Address (Street)	[Redacted]	[Redacted]

195	Address (Street)	[Redacted]	[Redacted]

196	Address (Street)	[Redacted]	[Redacted]

197	Address (Street)	[Redacted]	[Redacted]

198	Address (Street)	[Redacted]	[Redacted]

199	Address (Street)	[Redacted]	[Redacted]

200	Address (Street)	[Redacted]	[Redacted]

201	Address (Street)	[Redacted]	[Redacted]

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

203	Address (Street)	[Redacted]	[Redacted]

204	Address (Street)	[Redacted]	[Redacted]

205	Address (Street)	[Redacted]	[Redacted]

207	Address (Street)	[Redacted]	[Redacted]

208	Address (Street)	[Redacted]	[Redacted]

210	Address (Street)	[Redacted]	[Redacted]

211	Address (Street)	[Redacted]	[Redacted]

212	Address (Street)	[Redacted]	[Redacted]
	Number Bedrooms	6	7

213	Address (Street)	[Redacted]	[Redacted]

215	Address (Street)	[Redacted]	[Redacted]

216	Address (Street)	[Redacted]	[Redacted]

217	Address (Street)	[Redacted]	[Redacted]

218	Address (Street)	[Redacted]	[Redacted]

219	Address (Street)	[Redacted]	[Redacted]

220	Address (Street)	[Redacted]	[Redacted]

221	Address (Street)	[Redacted]	[Redacted]

222	Address (Street)	[Redacted]	[Redacted]

223	Address (Street)	[Redacted]	[Redacted]

225	Address (Street)	[Redacted]	[Redacted]

226	Address (Street)	[Redacted]	[Redacted]

227	Total Square Footage	1,970	2,555

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

228	Address (Street)	[Redacted]	[Redacted]

229	Address (Street)	[Redacted]	[Redacted]

248	Year Built	1950	1878
	Zip Code	60608	60605

249	Year Built	2018	1891

250	Year Built	1966	1892
	Zip Code	60616	60605

326	Cut-Off Date Valuation Date	8/13/2016	5/13/2016

327	Cut-Off Date Valuation Date	5/13/2016	6/24/2016
	Total Square Footage	1,360	1,400

330	Cut-Off Date Valuation Type	Interior RAR	Appraisal

331	Address (Street)	[Redacted]	[Redacted]
	Cut-Off Date Valuation Date	4/27/2022	4/28/2022
	Cut-Off Date Valuation Type	Exterior Appraisal	Appraisal
	Zip Code	33127	33313

332	Cut-Off Date Valuation Type	Interior RAR	Appraisal

333	Cut-Off Date Valuation Type	Interior RAR	Appraisal

334	Cut-Off Date Valuation Type	Exterior Appraisal	Exterior RAR

335	Cut-Off Date Valuation Type	Interior RAR	Appraisal

336	Cut-Off Date Valuation Type	Interior RAR	Appraisal

337	Cut-Off Date Valuation Type	Interior RAR	Appraisal

338	Cut-Off Date Valuation Type	Interior RAR	Appraisal

339	Cut-Off Date Valuation Type	Interior RAR	Appraisal

340	Cut-Off Date Valuation Type	Interior RAR	Appraisal

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

341	Cut-Off Date Valuation Type	Interior RAR	Appraisal

346	Address (Street)	[Redacted]	[Redacted]
	Cut-Off Date Valuation Date	6/16/2022	5/26/2022
	Cut-Off Date Value	$186,000.00	$240,000.00
	Number Bedrooms	4	8
	Number of Bathrooms	2	4
	Number of Units	2	4
	Total Square Footage	1,502	3,004

363	Address (Street)	[Redacted]	[Redacted]

365	Address (Street)	[Redacted]	[Redacted]

366	Address (Street)	[Redacted]	[Redacted]
	Number Bedrooms	32	34
	Number of Bathrooms	16	17
	Number of Units	16	17
	Total Square Footage	12,928	13,736

368	Address (Street)	[Redacted]	[Redacted]

370	Address (Street)	[Redacted]	[Redacted]

371	Address (Street)	[Redacted]	[Redacted]

373	Address (Street)	[Redacted]	[Redacted]

374	Address (Street)	[Redacted]	[Redacted]

376	Address (Street)	[Redacted]	[Redacted]

379	Address (Street)	[Redacted]	[Redacted]

394	Number Bedrooms	1	22
	Number of Bathrooms	1	12.5
	Total Square Footage	1,075	14,355

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

404	Zip Code	20020	20019

405	Zip Code	20020	20019

406	Address (Street)	[Redacted]	[Redacted]

407	Address (Street)	[Redacted]	[Redacted]
	Total Square Footage	13,600	13,500

418	Address (Street)	[Redacted]	[Redacted]

449	Address (Street)	[Redacted]	[Redacted]
	Number Bedrooms	49	30
	Number of Bathrooms	37	30
	Total Square Footage	27,090	12,240
	Year Built	1970	1975

450	Address (Street)	[Redacted]	[Redacted]
	Number Bedrooms	548	544
	Total Square Footage	257,675	262,384
	Year Built	1970	1975

451	Address (Street)	[Redacted]	[Redacted]
	Number Bedrooms	51	72
	Number of Bathrooms	37	44
	Total Square Footage	27,198	37,339
	Year Built	1970	1975

452	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

453	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

454	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

455	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

456	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

457	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File Value	Property Source Document Value

458	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

459	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

460	Cut-Off Date Valuation Type	Interior Appraisal	Appraisal

Exhibit 5 to Attachment A

Compared Mortgage Loan Characteristics and Mortgage Loan Source Documents

Underwriting Information: (see Note 2)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

UW Annual Rent ($)	Underwriting Summary
Average Lease Term	Underwriting Summary
UW Other Income ($)	Underwriting Summary
UW Credit and Vacancy Loss ($)	Underwriting Summary
UW Effective Gross Income ($)	Underwriting Summary
UW Annual Property Management Fee ($)	Underwriting Summary
UW Annual Marketing and Leasing Costs ($)	Underwriting Summary
UW Repairs and Maintenance ($)	Underwriting Summary
UW Annual Insurance Costs ($)	Underwriting Summary
UW Annual HOA/Special Assessment Fees ($)	Underwriting Summary
UW Annual Real Estate Taxes ($)	Underwriting Summary
UW Annual Turnover Costs ($)	Underwriting Summary
UW Annual Landscaping ($)	Underwriting Summary
UW Annual Other Costs ($)	Underwriting Summary
UW Annual Expenses ($)	Underwriting Summary
UW Annual Net Operating Income ($)	Underwriting Summary
UW Annual CapEx Reserve ($)	Underwriting Summary
UW Annual Net Cash Flow ($)	Underwriting Summary
Value at Origination ($)	Underwriting Summary
% HOA (see Note 3)	Underwriting Summary
% Section 8 (see Note 4)	Underwriting Summary
Occupancy as of Origination	Underwriting Summary
Number of Units	Underwriting Summary
Number of Properties	Underwriting Summary

Reserve and Escrow Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Monthly Tax Escrow	Loan Agreement or Settlement Statement
Monthly Insurance Escrow	Loan Agreement or Settlement Statement
Monthly Capital Expenditure Escrow ($)	Loan Agreement, Settlement Statement, Servicer Report or Partial Release Letter
Upfront Leasing Escrow ($)	Loan Agreement or Settlement Statement
Monthly Leasing Escrow ($)	Loan Agreement or Settlement Statement
Upfront Interest Escrow ($)	Loan Agreement or Settlement Statement
Monthly Interest Escrow ($)	Loan Agreement or Settlement Statement
Upfront Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement
Monthly Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement

Exhibit 5 to Attachment A

Mortgage Loan Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Rent Rolls (Y/N)	Loan Agreement
Frequency of Rent Rolls	Loan Agreement
Operating Statement (Y/N)	Loan Agreement
Frequency of Operating Statements	Loan Agreement
Loan Originator	Loan Agreement
Borrower	Loan Agreement
Guarantor	Guaranty Agreement
Type of Guarantor (Individual or Type of Entity)	Guaranty Agreement
Guarantor FICO (see Notes 1 and 5)	Credit Report
Sponsor	Loan Agreement
Origination Date	Promissory Note, Loan Agreement or Loan Modification Agreement
Payment Date	Loan Agreement
First Payment Date (see Note 6)	Loan Agreement
Initial Maturity Date	Loan Agreement
Mortgage Loan Initial Funded Amount ($)	Loan Agreement or Loan Modification Agreement
Monthly Debt Service ($) (see Note 7)	Loan Agreement or Loan Modification Agreement
Rate Type	Loan Agreement
Interest Rate	Loan Agreement
Interest Rate Accrual	Loan Agreement
Amortization Type	Loan Agreement
IO Term (months) (see Note 8)	Loan Agreement
Recourse (Y/N)	Guaranty Agreement
Recourse to Guarantor (Full, Partial, Carve‑out, None)	Guaranty Agreement
Property Manager	Loan Agreement or Management Agreement
Prepayment Provision (see Notes 9 and 10)	Loan Agreement or Loan Modification Agreement
Original Yield Maintenance Period (see Notes 9, 10 and 11)	Loan Agreement or Loan Modification Agreement
Other Prepayment Provision	Loan Agreement
Open Period (see Notes 9, 10 and 11)	Loan Agreement or Loan Modification Agreement
YM Calculation Method (PV or Int Diff) (see Note 9)	Loan Agreement or Loan Modification Agreement
Calc’d Through (Maturity or Open) (see Note 9)	Loan Agreement or Loan Modification Agreement
PV Discount Treasury Projection Term (Maturity or Open) (see Note 9)	Loan Agreement
PV Discount Treasury Compounding Type (MEY or BEY) (see Note 9)	Loan Agreement
SPE (Y/N)	Loan Agreement
Independent Director (Y/N)	Loan Agreement

Exhibit 5 to Attachment A

Mortgage Loan Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Substitution Permitted (Y/N)	Loan Agreement
Partial Release Permitted (Y/N)	Loan Agreement
Substitution Provision Description	Loan Agreement
Partial Release Provisions	Loan Agreement
Partial Release Premium	Loan Agreement
Grace Period (Late Fee)	Loan Agreement
Grace Period (Principal and Interest)	Loan Agreement
Existing Secondary Financing (Y/N)	Loan Agreement
Secondary Financing Amount (Existing)	Loan Agreement
Secondary Financing Description	Loan Agreement
Future Secondary Financing Allowed (Y/N) (see Note 12)	Loan Agreement
Future Secondary Financing Description	Loan Agreement
Lockbox Type (see Note 13)	Loan Agreement
Lockbox Trigger	Loan Agreement
Cash Management Type (see Note 14)	Loan Agreement
Cash Management and Cash Trap Trigger (for Springing Cash Management) and Cash Trap Trigger (for Hard Cash Management)	Loan Agreement
Multiple Borrowers (Y/N)	Loan Agreement

Notes:

1.
For any Mortgage Loan on the Preliminary Mortgage Loan Data File listed in Table A1, CoreVest, on behalf of the Depositor, instructed us to use the information in the “Provided Value” column for the applicable characteristic listed in Table A1, even if the information in the “Provided Value” column did not agree with the corresponding information that was shown in the applicable Mortgage Loan Source Document(s) or the applicable Mortgage Loan Source Document(s) were not provided to us.

Table A1:
Loan ID	Characteristic	Provided Value

41129	Guarantor FICO	FN

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the “Provided Value” information in Table A1 that was provided by CoreVest, on behalf of the Depositor.

Exhibit 5 to Attachment A

Notes: (continued)

2.
For the purpose of comparing the “Underwriting Information” Compared Mortgage Loan Characteristics that are expressed as dollar values, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $2.00 or less.

3.	For the purpose of comparing the “% HOA” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of Mortgaged Properties that secure the Mortgage Loan which have an associated HOA fee in the “HOA” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

4.	For the purpose of comparing the “% Section 8” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.
The total number of units at the Mortgaged Properties that secure the Mortgage Loan which have “Y” or “Yes” in the “Section 8” column, as shown on the underwriting summary Mortgage Loan Source Document, by

b.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

5.	For the purpose of comparing the “Guarantor FICO” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Mortgage Loan that has one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File, use (i) the highest FICO score of the “Guarantor” if two FICO scores are listed on the credit report Mortgage Loan Source Document or (ii) the median FICO score of the “Guarantor” if three FICO scores are listed on the credit report Mortgage Loan Source Document,

b.
For each Mortgage Loan that has more than one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File (except for the Mortgage Loan(s) identified on the Preliminary Mortgage Loan Data File with Loan ID(s) of "39280" (the "39280 Mortgage Loan"), "39989" (the "39989 Mortgage Loan") and "41202" (the "41202 Mortgage Loan"), which are described in c. below), follow the methodology described in a. above to determine the FICO score for each “Guarantor,” and use the highest resulting FICO score and

c.	For the:
i.	39280 Mortgage Loan,
ii.	39989 Mortgage Loan and
iii.	41202 Mortgage Loan,
we were instructed by CoreVest, on behalf of the Depositor, to exclude any guarantor which has insufficient credit funds or history or is a foreign national, as shown on the credit report Mortgage Loan Source Document, and to follow the methodology described in b. above.

Exhibit 5 to Attachment A

Notes: (continued)

6.
For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for each Mortgage Loan where the applicable Mortgage Loan Source Document does not define the first payment date (except for the Mortgage Loan(s) identified on the Preliminary Mortgage Loan Data File with Loan ID of “39829” (the “39829 Mortgage Loan”), which is described in the succeeding paragraph of this Note), CoreVest, on behalf of the Depositor, instructed us to assume that the “First Payment Date” is the ninth (9th) day of the calendar month following the first full interest accrual period, as described in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for the 39829 Mortgage Loan, CoreVest, on behalf of the depositor, instructed us to use “9/9/2022.”

7.	For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for each Mortgage Loan except for:
a.
Any Mortgage Loan (i) with an “Amortization Type” of “Amortizing Balloon” or “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, and (ii) which does not have a stated monthly debt service amount in the applicable Mortgage Loan Source Document (each, a “Recalculated Amortizing Mortgage Loan”) and

b.	Any Mortgage Loan with an “Amortization Type” of “Interest Only,” as shown on the Preliminary Mortgage Loan Data File (each, an “Interest Only Mortgage Loan”), which are described in the succeeding paragraph(s) of this Note, CoreVest, on behalf of the Depositor, instructed us to use the stated monthly debt service amount that is shown in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Recalculated Amortizing Mortgage Loan, CoreVest, on behalf of the
Depositor, instructed us to recalculate the “Monthly Debt Service ($)” using the “PMT” function in Microsoft Excel and:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File (adjusted as described in the succeeding paragraph(s) of this Note, as applicable) and
c.	The principal amortization period, as shown in the applicable Mortgage Loan Source Document.

For the purpose of the “Monthly Debt Service ($)” recalculation described above for any Recalculated Amortizing Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, by twelve (12) and then multiply by a fraction equal to 365/360.

Exhibit 5 to Attachment A

Notes: (continued)

7. (continued)

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Monthly Debt Service ($)” as 1/12th of the product, rounded to two decimal places, of:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, and
c.	365/360.

8.
For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File (each, an “Amortizing Balloon Mortgage Loan”), CoreVest, on behalf of the Depositor, instructed us to use “N/A.”

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the “Original Term to Maturity (months)” (as defined herein), as shown on the Preliminary Mortgage Loan Data File.

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use the procedures described in Note 6 to determine the “First Payment Date” to use for the purpose of determining the “IO Term (months).”

9.
For the purpose of comparing the indicated characteristics, CoreVest, on behalf of the Depositor, instructed us to ignore any prepayment premiums, prepayments without penalty or other conditions related to partial release events, as described in the applicable Mortgage Loan Source Document.

Exhibit 5 to Attachment A

Notes: (continued)

10.	For certain Mortgage Loans, the applicable Mortgage Loan Source Document contains:
a.	A definition for “Par Prepayment Date,” which is shown as a certain “Payment Date” (e.g., the 114th Payment Date),
b.	A definition for “Payment Date,” which is defined as “with respect to each Interest Accrual Period, the ninth (9th) day of the calendar month immediately succeeding such Interest Accrual Period” and
c.
A definition for “Interest Accrual Period,” which is defined as “each period from and including the first day of a calendar month through and including the last day of such calendar month.  Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date.”

For the purpose of comparing the:
a.	Prepayment Provision,
b.	Original Yield Maintenance Period and
c.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan described in the preceding paragraph, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the “Par Prepayment Date,” the first “Payment Date” is the ninth (9th) day of the calendar month which follows the calendar month in which the “Origination Date” occurs (the “Stub Payment Date”), even though:
i.	There will not be a debt service payment made on the Stub Payment Date and
ii.
The “First Payment Date” of the Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, will be the ninth (9th) day of the second calendar month which follows the calendar month in which the “Origination Date” occurs.

Exhibit 5 to Attachment A

Notes: (continued)

11.
For the purpose of comparing the “Original Yield Maintenance Period” Compared Mortgage Loan Characteristic for any Mortgage Loan that can be fully prepaid with yield maintenance, as shown in the applicable Mortgage Loan Source Document (each, a “Yield Maintenance Mortgage Loan”), CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Yield Maintenance Mortgage Loan on which the borrower is required to remit a yield maintenance payment in connection with a voluntary prepayment of the Yield Maintenance Mortgage Loan in the “Original Yield Maintenance Period” of the Yield Maintenance Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 10, as applicable), as shown in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “Original Yield Maintenance Period” Compared Mortgage Loan Characteristic for any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A.”

For the purpose of comparing the “Open Period” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Mortgage Loan on which the borrower can voluntarily prepay the Mortgage Loan without the payment of a yield maintenance payment or a prepayment premium in the “Open Period” of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 10, as applicable), as shown in the applicable Mortgage Loan Source Document.

12.
For the purpose of comparing the “Future Secondary Financing Allowed (Y/N)” Compared Mortgage Loan Characteristic for any Mortgage Loan that references a “Permitted Mezzanine Loan” in the applicable Mortgage Loan Source Document, CoreVest, on behalf of the Depositor, instructed us to: (i) assume that this “Permitted Mezzanine Loan” debt does not constitute additional debt that may be placed by the borrower on the collateral that secures the Mortgage Loan and (ii) use “N.”

Exhibit 5 to Attachment A

Notes: (continued)

13.
For the purpose of comparing the “Lockbox Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – As of the origination date of the Mortgage Loan, the borrower and/or related property manager is required to deposit any rent it receives in a rent deposit account or restricted account, as applicable.  Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender requires or has the option to require the borrower to direct tenants to deposit funds directly to a lockbox account or restricted account, as applicable,

b.	Hard – As of the origination date of the Mortgage Loan, there is an established lockbox account controlled by the lender into which tenants are required to deposit rents directly and
c.	N/A – As of the origination date of the Mortgage Loan, either:
i.	The borrower or the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt,
ii.
The borrower or the related property manager is required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt, however, there are no requirements for the borrower to direct tenants to deposit funds directly to a rent deposit account upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, or

iii.
The borrower of the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt. Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender has the option to require the borrower to direct tenants to deposit funds directly to an account designated by the lender or to such other third party as directed by the lender.

Exhibit 5 to Attachment A

Notes: (continued)

14.
For the purpose of comparing the “Cash Management Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – Prior to an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in a rent deposit account is released periodically to the borrower.  Upon the occurrence an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in the rent deposit account will be swept to a lender controlled cash management account and will be applied in accordance with the terms of the applicable Mortgage Loan Source Document,

b.
Hard – As of the origination date of the Mortgage Loan, all cash on deposit in the rent deposit account is swept to a lender controlled cash management account and is applied in accordance with the terms of the applicable Mortgage Loan Source Document and

c.	N/A – In accordance with the terms of the applicable Mortgage Loan Source Document, no cash management account is required to be established during the term of the related Mortgage Loan.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 6 to Attachment A

Provided Mortgage Loan Characteristics

Characteristic

Loan ID
Include Y/N
Closed (Y/N)
Prefunding Y/N
Loan Seller
Loan Owner
Loan Purpose
Refinance Type
Loan
Next Due Date
Lien Position
Cut Off Date Value ($)
Guarantor Net Worth
Guarantor Liquidity
Recourse to Borrower (Full, Partial, Carve-out, None)
Equity Pledge (Y/N)
Occupancy as of Date
Property Manager Type
Rent Rolls Required as of 6/30 (Y/N)
Most Recent Occupancy
Most Recent Occupancy as of Date
NOI as of 6/30
NCF as of 6/30
Servicer
Servicing Fee Rate
Distributed Ledger Fee Rate
Trustee/Note Administrator Fee Rate
CREFC® License Fee Rate
Special Servicing Fee
Property Management Consultant Fee
Operating Statement Required as of 6/30 (Y/N)
Rank Loan Number

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Mortgage Loan Characteristics.